LAIRD SUPERFOOD®

Q2 2024 Investors Presentation

August 9th, 2024

Forward-Looking Statements Disclaimer

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on Laird Superfood, Inc.'s (the "Company", "Laird Superfood" or "LSF") current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company's future financial performance, plans and objectives, competitive position, market trends, succession planning, product pipeline, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as "intends," "estimates," "predicts," "potential," "continues," "target," "sustain," "anticipates," "plans," "expects," "believes," "should," "could," "may," "will," "would," "seeks" or the negative of these terms or other comparable terminology. Forward-looking statements involve risks and uncertainties, which may cause the Company's actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Key factors that could cause actual results to be different than expected or anticipated include, but are not limited to: the Company's limited operating history and ability to become profitable; the Company's reliance on third parties for raw materials and production of some of the Company's products, including liquid creamer products; the Company's ability to manage its growth and scale its manufacturing and processing capabilities and requirements effectively; the Company's future capital needs; the Company's ability to retain and grow its customer base; the Company's reliance on independent distributors for a substantial portion of its sales; the Company's ability to evaluate and measure its business, prospects and performance metrics; the Company's ability to compete and succeed in a highly competitive and evolving industry; the health of the premium organic and natural food industry as a whole; risks related to the Company's intellectual property rights and developing a strong brand; the Company's reliance on Laird Hamilton and Gabby Reece and other key employees, including key employees without long tenure with the Company; regulatory risks; the risk of substantial dilution from future issuances of equity securities of the Company; and other factors discussed in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Report(s) on Form 10-Q.

In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which are inherently unreliable and speak only as of the date of this presentation. The Company cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements for any reason after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements including phrases such as "we believe" and similar statements reflect the Company's beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information.

Third-Party Information: This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and its business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information.

Our Mission:

To fuel optimal daily performance and support the health and wellness journey of our consumers with great-tasting, innovative, highest-quality superfoods.



Laird Superfood was founded by two athletes and built to be a nutrition powerhouse to fuel their activities and life

Laird Hamilton



- Big Wave Surfer and pioneer of action water sports
- Innovator
- Author
- Fitness and nutrition expert
- LSF innovation leader – defines our mission and ingredient discovery

Gabby Reece



- The Gabby Reece Show podcast host
- Best-selling author
- Former professional volleyball player
- First woman athlete to design a signature shoe with Nike
- LSF ingredient advisor – holds us true to our guardrails and innovation design

Laird Superfood Strategic "Plan on a Page"

1 Grow our core business
- Expand distribution & improve merchandising
- Grow awareness and trial
- Optimize marketing efficiency

2 Innovate in Superfoods
- Expand existing product lines
- Execute packaging innovation
- Expand to new categories

3 Improve LSF Supply Chain
- Ensure capacity and flexibility
- Reduce operational costs
- Ensure product quality

4 Build critical capabilities and improve our work processes
- Hire/train/retain critical employees to elevate business performance
- Continue to simplify work processes and IT infrastructure

5 Improve our P+L and accelerate the path to profitability
- Optimize pricing and leverage scale to improve Gross Margin to a sustainable 40%
- Execute annual zero overhead growth or better
- Pursue consolidation opportunities within/adjacent to our core portfolio

LSF investment highlights

- ✓ Plant-based, clean, functional ingredients, on-trend with consumer demand
- ✓ Large and growing addressable market across core categories
- ✓ Highly engaged founders with strong equity, reach and relevance
- ✓ Strong brand equity, net promoter score, and active social community
- ✓ Actively scaling digital platforms
- ✓ Management team with extensive experience in consumer goods
- ✓ Significant whitespace expansion opportunity at retail

LSF executive team with extensive experience



Jason Vieth

CEO | President

- President and CEO since January 2022
- EVP/GM at Sovos Brands
- SVP of Life Time Fitness
- SVP/GM at WhiteWave Foods
- Boston Consulting Group



Anya Hamill

CFO

- Chief Financial Officer since July 2022
- CFO at Little Secrets
- Sr. Director of Finance at Danone North America
- Sr. Director of Finance at WhiteWave Foods



Gil Arvizu

SVP, Sales

- SVP of Sales since September 2023
- Chief Commercial Officer at INW
- VP Market Development and International at WhiteWave Foods
- VP US Sales at Cott Beverages
- PepsiCo Company



Jared Larkin

VP, Supply Chain

- VP of Supply Chain since August 2022
- Director of Operations and Finance for Picky Bars
- President of KIALOA Canoe Paddles



Martha Opela

VP, Marketing

- VP of Marketing since July 2023
- Marketing Director for Charlotte's Web
- Brand Management at WhiteWave Foods
- Brand Management at Dish Network

The Laird Superfood portfolio spans large, attractive categories

					
	Plant-Based Coffee Creamers	Coffee	Instant Lattes	Protein Bars	Functional Beverages
Total Addressable Market (TAM)	**$9.0 billion**	**$28.1 billion**	**$5.8 billion**	**$1.8 billion**	**$54.2 billion**

Source: Research and Markets "Coffee in the US through 2027: Market Essentials"
Source: fortunebusinessinsights.com/u-s-instant-coffee-market
Source: Polaris Market Research 2024 ""US Protein Bar Market Size""
Source: Fact.MR 2024 ""Plant Based Creamer Market by Powder and Liquid""
Source: Mordor Intelligence NA Functional Bev. Market Size and Share 2024"

Laird Superfood is well positioned to lead functional food growth

SUPERFOOD: A food that is rich in compounds (such as antioxidants, fiber, or fatty acids) considered beneficial to a person's health and well-being.

Large and Growing Functional Market

Food & Beverage Insider

...functional food and beverage market is booming, with an expectation to reach a

$500 Billion

valuation by 2028...

Increasing Consumer Demand for Mushrooms



Mood Support
Immune Support
Antioxidant Benefits

Functional Mushroom Market

$32.4B

CAGR 8.44% 2024-2029

Functional Food Category Leader



LAIRD
LAIRD
LAIRD

#1

LSF is fastest Growing Functional Creamer AND Functional Coffee Brand in Natural Channel

#1 Best Seller in Plant-Based Coffee Creamers

On Amazon

Source: Food and Beverage Insider Consumer demand drives growth in functional foods, beverages market
Source: Mordor Intelligence https://www.mordorintelligence.com/industry-reports/functional-mushroom-market/market-size
Source: SPINS Total Natural Channel Dollar Sales and Dollar Sales Growth L12W

Retail continues with strong momentum while outpacing prior year

Laird Superfood Retail Total Brand YOY $ Sales (MM) by Quad*

Total Marketplace (MULO+NAT+WFM) (Does not include Bars and AO SPINS business*)


2022
2023
2024
Retail Sales ($M)
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
28-Jan: 1.1 1.3 1.6
25-Feb: 1.1 1.3 1.6
24-Mar: 1.2 1.3 1.7
21-Apr: 1.1 1.3 1.7
19-May: 1.1 1.2 1.7
16-Jun: 1.1 1.4 1.8
14-Jul: 1.1 1.3 1.6
11-Aug: 1.0 1.2
8-Sep: 1.2 1.4
6-Oct: 1.2 1.6
3-Nov: 1.2 1.5
1-Dec: 1.2 1.5
29-Dec: 0.9 1.7

	28-Jan	25-Feb	24-Mar	21-Apr	19-May	16-Jun	14-Jul	11-Aug	8-Sep	6-Oct	3-Nov	1-Dec	29-Dec
$ % Chg '23 vs. '22	+23%	+16%	+9%	+21%	+14%	+24%	+20%	+17%	+18%	+37%	+23%	+22%	+86%
$ % Chg '24 vs. '23	**+19%**	**+28%**	**+36%**	**+30%**	**+36%**	**+25%**	**+29%**						

LAIRD SUPERFOOD

Source: SPINS & Nielsen NIQ. MULO = Multi-Outlet Retail Data, Nat = Natural Channel, WFM = Whole Foods Market
Categories included: Shelf Stable Coffee, Creams & Creamers
*Quad is a four-week period as defined by SPINS
**AO SPINS business / Categories not included: Performance Mushrooms, Hydrate, Hot Chocolate, Matcha, Greens

Net Sales growth accelerated in Q2, led by E-commerce +47%


Q1 Net Sales by channel, $M*
+22%
$8.1M
$9.9M
Wholesale
E-commerce
3.7
4.4
4.0
5.9
Q123
Q124


Q2 Net Sales by channel, $M*
+30%
$7.7M
$10.0M
Wholesale
E-commerce
3.6
4.1
3.9
6.1
Q223
Q224

*Net Sales, as reported

TDPs continue to grow in both Natural and MULO Channels

Laird Superfood rolling 12-week distribution

(Does not include Bars and AO SPINS business*)



Total US – Natural Channel
+10%
Total Distribution Points
540
530
520
510
500
490
480
470
460
450
440
430
0
426
459
479
519
507
534
526
2/26/2023
5/21/2023
8/13/2023
11/5/2023
1/28/2024
4/21/2024
7/14/2024



Total US - MULO
+34%
Total Distribution Points
32
31
30
29
28
27
26
25
24
0
29
25
24
28
29
31
32
2/26/2023
5/21/2023
8/13/2023
11/5/2023
1/28/2024
4/21/2024
7/14/2024

Source: SPINS. Categories included: Shelf Stable Coffee, Creams & Creamers
*AO SPINS business / Categories not included: Performance Mushrooms, Hydrate, Hot Chocolate, Matcha, Greens

Marketing continues to improve consumer content and experience

Website 2.0 refresh with content focus



Making gains in Tiktok with custom content approach


>70K
Followers
313.3K

Accelerate strong partnerships and founders


THE
SHAWN RYAN
SHOW
LAIRD HAMILTON
EP. #86 PART I
THE
GABBY
REECE
SHOW

Improving liquid creamer formula and upsizing in 2024

- >80% of liquid creamer category sales are in >16oz sizes
- Liquid creamer transition allows to make one change across formula and size
  - NEW coconut sugar formula
  - NEW larger 25.4oz size
  - Optimize assortment at shelf
- Retailers provided positive feedback- this opens up growth opportunities in Retail channel
- Staged rollout starting in late 2024

Current


VANILLA
LAIRD
SUPERFOOD
COCONUT
SUPERFOOD
CREAMER
+ADAPTOGENS
VANILLA

Cane Sugar Formula
MSRP $4.99

By end of year


VANILLA
LAIRD
SUPERFOOD
COCONUT
SUPERFOOD
CREAMER
FUNCTIONAL MUSHROOMS
VANILLA

Coconut Sugar Formula
MSRP $6.99

Growth through innovation and a new marketing campaign


+ADAPTOGENIC MUSHROOMS
LAIRD SUPERFOOD
PROTEIN CREAMER
LAIRD SUPERFOOD
PROTEIN BAR
+ADAPTOGENS
LAIRD SUPERFOOD
PROTEIN BAR
+ADAPTOGENS
NEW
LAIRD SUPERFOOD
ANTIOXIDANT
DAILY REDS
SINGLES
15 PACK
LAIRD
DAILY REDS
NEW
LAIRD SUPERFOOD
PREBIOTIC
DAILY GREENS
SINGLES
15 PACK
LAIRD
PREBIOTIC
DAILY GREENS


LIVE BIG
2025
LAIRD SUPERFOOD
LAIRD SUPERFOOD
THE POWER OF SUPERFOODS

Q2 2024 Financial Performance



Financial highlights: Q2 Net Sales +30% and Gross Margin of 42%

- $10.0 million Net Sales, +30% versus prior year period.
  - E-commerce: 61% of total Net Sales, 47% growth driven by Amazon (+80%) and DTC (+32%).
  - Wholesale: 39% of total Net Sales, 9% growth driven by Retail (+26%) offset Club (-36%) due to shift of orders to Q3.
- 42% Gross Margin, marking three consecutive quarters of Gross Margin at or above 40% and demonstrating sustained improvement in trade spend, procurement, manufacturing, and distribution costs.
- Net Loss of $0.2 million, narrowed by $3.3 million versus prior year period due to Gross Margin expansion and reduced Marketing and G&A spend.
- Cash add of $0.5 million versus a $0.4 million burn in Q1.

Financial results

			YoY change
Q224	Net Sales	$10.0M	+$2.3M
	Gross Margin	41.8%	+1,747 bp
	OPEX	$4.5M	+$1.0M (better)
	Net Income/ (Loss)	($0.2M)	+$3.3M
Q223	Net Sales	$7.7M	
	Gross Margin	24.3%	
	OPEX	$5.5M	
	Net Income/ (Loss)	($3.5M)	

LAIRD SUPERFOOD.

Gross Margin of 42% in Q2 delivers above 40% target threshold



+17 points
21%
19%
2%
18%
18%
23%
23%
19%
-23%
-5%
23%
27%
-4%
24%
24%
31%
30%
2%
40%
40%
1%
40%
40%
42%
42%
Q122
Q222
Q322
Q422
Q123
Q223
Q323
Q423
Q124
Q224
Gross Margin as % of Net Sales excl one-time adj
One-time adjustments as % of Net Sales

- Unlike many peers, LSF Gross Margin includes a reduction for Distribution costs (i.e., is a "Landed Gross Margin")
- Improvement vs 2023 driven by closure of own LSF facilities and move to asset-light Supply Chain, as well as the transition to a new manufacturer for liquid creamer
- Q224 Gross Margin reflects the continued success of the new operating structure
- We are confident in our ability to sustain Gross Margin at or above 40%

LAIRD SUPERFOOD

Net Loss continues to narrow, approaching breakeven



$, Millions
+$3.3
$1.3
-$6.7
-$7.4
-$14.1
-$6.2
-$4.9
-$5.6
-$0.2
-$5.7
-$4.2
-$11.3
-$15.5
-$3.7
-$0.4
-$4.1
-$3.3
-$0.2
-$3.5
$0.1
-$2.8
-$2.7
$0.1
-$1.0
-$0.2
Q122
Q222
Q322
Q422
Q123
Q223
Q323
Q423
Q124
Q224
Net (Loss)/Income excl. one-time adj
One-time adjustments

LAIRD SUPERFOOD

Q224 Results

Net Sales, $M


+30%
$7.7
$10.0
Q223
Q224

Net Sales +30% due to:

- Wholesale +9%
  - Retail +26%
  - Club (36%) due to order shift to Q3
- E-commerce +47%
  - DTC +32%
  - Amazon +80%

Gross Profit, $M


+123%
$1.9
$4.2
Q223
Q224

Gross Margin of 42%, +17 points versus prior year driven by:

- transition to asset light co-packer model and 3rd party fulfillment
- Trade efficiencies

Net Income/(Loss), $M


+3.3
-3.5
-0.2
Q223
Q224

Net Loss improved by $3.3 million due to:

- expanded Gross Margin
- lower marketing and G&A spend

Q224 Sales Mix



Gross Sales by Product Line
1%
15%
42%
21%
22%
Coffee Creamers
Coffee, Tea, and Hot Chocolate Products
Hydration and Beverage Enhancing Supplements
Harvest Snacks and Other Food Items
Other



Net Sales by Channel
39%
61%
Wholesale
E-commerce

Total Cash Add/(Burn)


$, Millions
-$4.3
-$2.7
-$3.5
-$3.2
-$5.9
-$1.3
-$3.2
$0.3
-$0.4
$0.5
Q122
Q222
Q322
Q422
Q123
Q223
Q323
Q423
Q124
Q224

Cash expected to be breakeven in 2024*


LSF projected cash balance ($M)
$7.7
$7.7
Dec 31 2023
Dec 31 2024 forecast*

*Management estimates, not guaranteed.

Gross Margin Outlook*


19.8%
30.4%
≥40%
FY22
FY23
FY24 and beyond*

FY22

- Margins dampened by underutilization and fixed overhead costs due to in-house manufacturing.
- Required inventory adjustments in support of changes to portfolio and business strategy.

FY23

- Partial year realization of co-packing model for both powder and liquid products.
- Increased trade promotion to drive step-up in awareness.
- Improvement in procurement costs.

FY24 and beyond*

- Selective pricing/trade optimization.
- Normalized trade promotion spend.
- Full benefit of an asset light co-packing model.
- Continued cost optimization – product reformulation, process improvement, procurement/scale savings.

*Management estimates, not guaranteed.

Full Year 2024 outlook*

2024
Net Sales

$40 – $44M
(+17% to 29% vs PY)

2024
Gross Margin

≥ 40%
(+10 pts vs PY)

*Management estimates, not guaranteed.